Right of use assets and related lease liabilities	12 Months Ended
Dec. 31, 2021
Disclosure of leases [Abstract]
Right of use assets and related lease liabilities	Right of use assets and related lease liabilities
On January 1, 2019, we adopted IFRS 16 - Leases, which amended the existing accounting standards to require lessees to recognize the rights and obligations created by the commitment to lease assets on the balance sheet, on the basis of the present value of the lease payments that are not paid at the transition date (or commencement date going forward), discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, an incremental borrowing rate, unless the term of the lease is 12 months or less.  We had bareboat charter-in commitments on seven vessels under fixed rate bareboat agreements and 19 vessels under variable rate bareboat agreements during the year ended December 31, 2021 and we had bareboat charter-in commitments on 10 vessels under fixed rate bareboat agreements and 19 vessels under variable rate bareboat agreements during the years ended December 31, 2020, and 2019, which were accounted for under IFRS 16 and are described below.
IFRS 16 - Leases - 3 MRs
The transition to IFRS 16 resulted in the recognition of right-of-use assets and corresponding liabilities relating to three bareboat chartered-in vessel commitments (STI Beryl, STI Le Rocher and STI Larvotto). The bareboat contracts for these three vessels were entered into in April 2017, are scheduled to expire in April 2025, and have a fixed lease payment of $8,800 per vessel per day. We have the option to purchase these vessels beginning at the end of the fifth year of the agreement through the end of the eighth year of the agreement, at market-based prices. Additionally, a deposit of $4.35 million was retained by the buyer and will either be applied to the purchase price of the vessel, if a purchase option is exercised, or refunded to us at the expiration of the agreement. Based on the analysis of the purchase options, we determined the lease terms to be eight years, from the commencement date through the expiration date of each lease. A weighted average incremental borrowing rate of approximately 6.0% was applied at the date of initial application of IFRS 16 on this arrangement. The impact of the application of this standard on the opening balance sheet as of January 1, 2019 was the recognition of a $48.5 million right of use asset, a $50.7 million lease liability ("IFRS 16 - Leases - 3 MRs") and a $2.2 million reduction in retained earnings - a basic loss per share of $(0.05) and a diluted loss per share of $(0.06).
The IFRS 16 - Leases - 3 MRs obligations are secured by, among other things, assignments of earnings and insurances and stock pledges and account charges in respect of the subject vessels and contain customary events of default, including cross-default provisions as well as subjective acceleration clauses under which the lessor could cancel the lease in the event of a material adverse change in our business.
In April 2020, we executed agreements to increase the borrowing capacity of the three vessels under our IFRS 16 - Leases - 3 MRs obligation by up to $1.9 million per vessel to partially finance the purchase and installation of scrubbers on these vessels. Each agreement will be for a fixed term of three years at the rate of up to $1,910 per vessel per day to be allocated to principal and interest. There have been no borrowings under these agreements as of December 31, 2021.
The aggregate outstanding balances of these lease liabilities were $29.3 million and $36.9 million as of December 31, 2021 and 2020, respectively.
IFRS 16 - Leases - 7 Handymax
In March 2019, we entered into new bareboat charter-in agreements on seven previously bareboat chartered-in vessels. Three of these vessels (Silent, Single and Star I) were bareboat chartered-in for one year, and the remaining four vessels (Steel, Sky, Stone I and Style) were bareboat chartered-in for two years. The daily bareboat rate under all seven agreements was $6,300 per day. We determined the lease terms to be from the commencement date through the expiration date of each lease. At the commencement date of the leases, we determined our one and two-year incremental borrowing rates to be 5.81% and 5.73%, respectively. We recognized a $24.2 million right of use asset and a corresponding $24.2 million lease liability ("IFRS 16 - Leases - 7 Handymax") at the commencement date of these leases.
In March 2020, we extended the terms of the bareboat agreements for three Handymax vessels, Silent and Single to June 2020 and Star I to July 2020, at the rate of $6,300 per day. These extensions were determined to be lease modifications under IFRS 16 - Leases and we therefore recognized additional right of use assets of $1.6 million and corresponding lease liabilities of $1.6 million based upon our incremental borrowing rate of 4.03% as a result of these modifications. The bareboat charters on Silent and Single expired in June 2020, and Star I expired in July 2020.
The remaining bareboat charter-in arrangements for four Handymax vessels (Style, Stone, Steel and Sky) expired in March 2021.
The IFRS 16 - Leases - 7 Handymax obligations were secured by, among other things, assignments of earnings and insurances and stock pledges and account charges in respect of the subject vessels and contain customary events of default, including cross-default provisions.
The aggregate outstanding balances of these lease liabilities were $2.2 million as of December 31, 2020.
IFRS 16 - Leases - Trafigura Transaction
On September 26, 2019, we acquired subsidiaries of Trafigura, which have leasehold interests in 19 product tankers under bareboat charter agreements ("Agreements") with subsidiaries of an international financial institution for aggregate consideration of $803.0 million.  Of the 19 vessels, 15 (consisting of 11 MRs and four LR2s) were delivered on September 26, 2019, and four MRs were under construction. The consideration exchanged consisted of:
•For the delivered vessels on September 26, 2019, the assumption of the obligations under the Agreements of $531.5 million and the issuance of 3,981,619 shares of common stock at $29.00 per share to a nominee of Trafigura with an aggregate market value of $115.5 million.
•For the four vessels under construction on September 26, 2019, the assumption of the estimated commitments on the Agreements of $138.8 million and the issuance of 591,254 shares of common stock at $29.00 per share to a nominee of Trafigura with an aggregate market value of $17.1 million. Three vessels under construction were delivered in the first quarter of 2020, and the remaining vessel was delivered in September 2020, with aggregate final commitments on the Modified Agreements (see below) of $138.8 million.
On the date of the Trafigura Transaction, certain terms of the Agreements were modified ("Modified Agreements" and, collectively, "IFRS 16 - Leases - $670.0 Million"). Under IFRS 16- Leases the Modified Agreements did not meet the criteria to qualify as separate leases and were measured accordingly as lease modifications. The Modified Agreements each have a term of eight years from the latter of the date of the Trafigura Transaction or the delivery date of the respective vessel, and we have purchase options beginning after the first year of each agreement, limited to eight vessels until after the third anniversary date. Based on the analysis of the purchase options, we determined the lease terms to be eight years from the commencement date of the Modified Agreements, through the expiration date of each lease, at which time we have assumed that the exercise of the purchase options to be reasonably certain.
The Modified Agreements bear interest at LIBOR plus a margin of 3.50% per annum and are being repaid in equal monthly installments of approximately $0.2 million per month per vessel. Additionally, an aggregate prepayment of $18.0 million ($0.8 million for each MR and $1.5 million for each LR2) is being made in equal monthly installments over the first 12 months of each Modified Agreement.
Commencing with the date of the Trafigura Transaction, the following vessels were leased under the Modified Agreements: STI Magic, STI Majestic, STI Mystery, STI Marvel, STI Magnetic, STI Millennia, STI Magister, STI Mythic, STI Marshall, STI Modest, STI Maverick, STI Miracle, STI Maestro, STI Mighty, STI Maximus, STI Lobelia, STI Lotus, STI Lily and STI Lavender. The Modified Agreements commenced upon delivery for (i) STI Miracle and STI Maestro in January 2020; (ii) STI Mighty in March 2020; and (iii) STI Maximus in September 2020. The Modified Agreements are secured by, among other things, assignments of earnings and insurances and stock pledges and account charges in respect of the subject vessels and contain customary events of default, including cross-default provisions as well as subjective acceleration clauses under which the lessor could cancel the lease in the event of a material adverse change in our business. The leased vessels are required to maintain a fair value, as determined by an annual appraisal from an approved third-party broker, of 111% of the outstanding principal balance as of the last banking day of the year. At December 31, 2020 we made an unscheduled payment of $0.9 million with respect to one of the vessels to maintain compliance with this covenant.
The Trafigura Transaction was accounted for as an asset acquisition in accordance with the early adoption of amendments to the definition of a business in IFRS 3 - Business Combinations effective for annual reporting periods beginning on or after January 1, 2020, and the obligations assumed under the leasehold interests were accounted for under IFRS 16, Leases. Accordingly, we recorded lease liabilities and corresponding right of use assets for the delivered vessels upon the closing date of the Trafigura Transaction. The right of use assets were measured based on (i) the present value of the minimum lease payments under each lease (which assumes the exercise of the purchase options at expiration) of $531.5 million, (ii) the value of the equity issued for each lease (as an initial direct cost) of $115.5 million, and (iii) other initial direct costs of $2.5 million.
Additionally, we recorded lease liabilities and corresponding right of use assets upon the delivery of the four MR vessels that were delivered during the year ended December 31, 2020; STI Miracle, STI Maestro, STI Mighty and STI Maximus. The right of use assets for these four vessels were measured based on (i) the present value of the minimum lease payments under each lease (which assumes the exercise of the purchase options at expiration) of $138.8 million, (ii) the value of the equity issued for each lease (as an initial direct cost) of $17.1 million, and (iii) other initial direct costs of $3.0 million (which includes costs incurred as part of the transaction and capitalized costs incurred as part of the construction of each vessel).
The aggregate outstanding balances of these lease liabilities were $546.7 million and $593.3 million as of December 31, 2021 and 2020, respectively. We were in compliance with the financial covenants under these agreements as of those dates.
The following is the activity of the 'Right of use assets for vessels' starting with the recognition of the assets on January 1, 2020 through December 31, 2021:

In thousands of U.S. Dollars	Vessels	Drydock	Total
Cost
As of January 1, 2021	$853,690	$23,562	$877,252
Other (1)	(349)	—	(349)
Fully depreciated assets (1)	(17,095)	—	(17,095)
As of December 31, 2021	836,246	23,562	859,808

Accumulated depreciation and impairment
As of January 1, 2021	(63,636)	(6,437)	(70,073)
Charge for the period	(37,661)	(5,125)	(42,786)
Other (1)	(19)	—	(19)
Fully depreciated assets (1)	17,095	—	17,095
As of December 31, 2021	(84,221)	(11,562)	(95,783)

Net book value
As of December 31, 2021	$752,025	$12,000	$764,025
(1)    This amount represents the adjustment of the lease term and write-off of fully depreciated right of use assets related to the bareboat charters on four fixed rate Handymax vessels that expired in March 2021.

In thousands of U.S. Dollars	Vessels	Drydock (1)	Total
Cost
As of January 1, 2020	$705,857	$18,962	$724,819
Additions	156,226	4,600	160,826
Fully depreciated assets (2)	(8,393)	—	(8,393)
As of December 31, 2020	853,690	23,562	877,252

Accumulated depreciation and impairment
As of January 1, 2020	(25,374)	(1,542)	(26,916)
Charge for the period	(46,655)	(4,895)	(51,550)
Fully depreciated assets (2)	8,393	—	8,393
As of December 31, 2020	(63,636)	(6,437)	(70,073)

Net book value
As of December 31, 2020	$790,054	$17,125	$807,179
(1)    Drydock costs for 'Right of use assets for vessels' are depreciated over the shorter of the lease term or the period until the next scheduled drydock. On this basis, the drydock costs for these vessels is being depreciated separately. $4.6 million of notional drydock costs were allocated from the right of use assets recorded for the four MR vessels delivered during 2020 as part of the Trafigura Transaction.
(2)    This amount represents the write-off of fully depreciated right of use assets related to the bareboat charters on three fixed rate Handymax vessels that expired during the year ended December 31, 2020.
The following table summarizes the payments made for the years ended December 31, 2021 and 2020 relating to lease liabilities accounted for under IFRS 16 - Leases:

	For the year ended December 31,
In thousands of U.S. dollars	2021	2020
Interest expense recognized in consolidated statements of income or loss	$23,641	$28,458
Principal repayments recognized in consolidated cash flow statements	56,729	77,913
Net decrease in accrued interest expense	39	(206)
Net increase in prepaid interest expense	(684)	(382)
Total payments on lease liabilities under IFRS 16 - Leases	$79,725	$105,783
The undiscounted remaining future minimum lease payments under bareboat charter-in arrangements that are accounted as lease liabilities under IFRS 16 - Leases as of December 31, 2021 are $700.4 million. The obligations under these agreements will be repaid as follows:

As of
In thousands of U.S. dollars	December 31, 2021
Less than 1 year	$78,211
1 - 5 years	278,633
5+ years	343,526
Total	700,370
Discounting effect (1)	(124,372)
Prepaid interest expense	(621)
Lease liability	$575,377

(1)Represents estimated interest payments using applicable implicit or imputed interest rates in each lease agreement. For leases with implicit rates which include a variable component tied to a benchmark, such as LIBOR, the payments were estimated by taking into consideration: (i) the margin on each lease and (ii) the forward interest rate curve calculated from interest swap rates, as published by a third party, as of December 31, 2021.

During the year ended December 31, 2019, our charterhire expense for operating leases was $4.4 million. These lease payments include payments for the non-lease elements in our time chartered-in arrangement that expired in January 2019. We did not incur charterhire expenses during the years ended December 31, 2021 and 2020.
Vessels recorded as Right of use assets derive income from subleases through time charter-out and pool arrangements. For the years ended December 31, 2021, 2020 and 2019, sublease income of $91.8 million, $165.8 million and $78.8 million, respectively, is included in Vessel revenue.